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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that, a director of Dover Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas L. Reece, John F. McNiff and Robert G. Kuhbach, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him/her on his/her behalf and in his/her name, place and stead, to sign, execute and affix his/her name thereto and file the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, with the Securities and Exchange Commission and any other appropriate authority, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he/she himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, of any of them may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 29th day of January, 2000.

                                                  /s/David H. Benson
                                                  ---------------------------
                                                  David H. Benson

                                                  /s/ John-Pierre M. Ergas
                                                  ---------------------------
                                                  John-Pierre M. Ergas

                                                  /s/ Roderick J. Fleming
                                                  ---------------------------
                                                  Roderick J. Fleming

                                                  /s/Kristiane C. Graham
                                                  ---------------------------
                                                  Kristiane C. Graham

                                                  /s/James L. Koley
                                                  ---------------------------
                                                  James L. Koley

                                                  /s/Richard K. Lochridge
                                                  ---------------------------
                                                  Richard K. Lochridge

                                                  /s/John F. McNiff
                                                  ---------------------------
                                                  John F. McNiff

                                                  /s/John E. Pomeroy
                                                  ---------------------------
                                                  John E. Pomeroy

                                                  /s/Thomas L. Reece
                                                  ---------------------------
                                                  Thomas L. Reece

                                                  /s/Gary L. Roubos
                                                  ---------------------------
                                                  Gary L. Roubos

                                                  /s/Michael B. Stubbs
                                                  ---------------------------
                                                  Michael B. Stubbs